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                                                                     EXHIBIT 3.2

                                     BYLAWS

                                       OF

                                 OWNERTEL, INC.

                                   ARTICLE I

                                     OFFICES

         SECTION 1.01. NAME. The name of the Corporation is OwnerTel, Inc., hereinafter referred to as the "Corporation."

         SECTION 1.02. PRINCIPAL OFFICE. The principal office of the Corporation in the State of Georgia shall be in the City of Atlanta, County of Fulton, and the resident agent in charge thereof shall be Will Head. The Corporation may change its registered office or change its registered agent, or both, upon the filing in the Office of the Secretary of State of Georgia of a statement setting forth the facts required by law, and executed for the Corporation by its President or Vice President.

         SECTION 1.03. OTHER OFFICES. The Corporation may have offices at such other place or places as from time to time the Board of Directors may determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         SECTION 2.01. ANNUAL MEETINGS. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may come before the meeting shall be held within one hundred twenty (120) days after the close of the fiscal year of the Corporation on a day during such period to be selected by the Board of Directors; provided, however, that the failure to hold the annual meeting within the designated period of time or on the designated date shall not work a forfeiture or dissolution of the Corporation.

         SECTION 2.02. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, may be called by the Chairman of the Board of the President. Special meetings of the shareholders shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of a majority of the Board of Directors, or at the request in writing of shareholders owning ten percent (10%) of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting and the business to be transacted at any such special meeting of shareholders, and shall be limited to the purposes stated in the notice therefor.

         SECTION 2.03. PLACE OF MEETING. Each meeting of stockholders of the Corporation, whether annual or special is to be held at the principal offices of the Corporation or at such other


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place either within or without the State of Georgia, as may be, and shall be held on such date and at such time and place within or specified in the notice or waiver of notice of said meeting.

         SECTION 2.04. NOTICE OF MEETINGS. Except as otherwise provided by law, notice of each meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting, whether annual or special, not less than ten (10) nor more than sixty (60) days before the day on which the meeting is to be held, either personally or by mail, by or at the direction of the Chairman of the Board or the President, the Secretary or a majority of the members of the board of Directors calling the meeting. Each such notice shall state the purpose or purposes for which the meeting is called, and the date and time when, and the place where such meeting is to be held. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail or Air Mail, with postage thereon prepaid, addressed to the shareholder entitled thereto at his or her address as it appears on the share transfer records of the Corporation. Except where expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy. Notice of any adjourned meeting of the stockholders shall not be required to be given, except where expressly required by law.

         SECTION 2.05. QUORUM. At each meeting of the stockholders, the presence, in person or by proxy, of the holders of record of a majority of the issued and outstanding stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business except as otherwise provided by statute, the Articles of Incorporation or by these Bylaws. In the absence of a quorum, a majority in interest of the stockholders of the Corporation present in person or by proxy and entitled to vote or, in the absence of any stockholder entitled to vote, any officer entitled to preside at, or act as Secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called. If a quorum is present at the time of commencement of any meeting, the shareholders present at such duly convened meeting may continue to transact any business which may properly come before said meeting until adjournment thereof, notwithstanding the withdrawal from such meeting of sufficient holders of the shares of Capital Stock entitled to vote thereat to leave less than a quorum remaining.

         SECTION 2.06. REQUISITE VOTE. If a quorum is present at any meeting, the vote of the holders of a majority of the shares of capital stock having voting power, present in person or represented by proxy, shall determine any question brought before such meeting, unless the question is one upon which, by express provision of the Articles of Incorporation or of these Bylaws, a different vote shall be required or permitted, in which case such express provision shall govern and control the determination of such question.

         SECTION 2.07. VOTING AT MEETING. Voting at meetings of shareholders shall be conducted and exercised subject to the following procedures and regulations:

                  (a) VOTING POWER. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of shareholders, each shareholder of the


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         capital stock of the Corporation having voting power shall be entitled to one (1) vote for each such share held in his or her name on the records of the Corporation, except to the extent otherwise specified by the Articles of Incorporation.

                  (b) EXERCISE OF VOTING POWER OF PROXIES. At any meeting of the shareholders, every holder of the shares of capital stock of the Corporation entitled to vote at such meeting may vote either in person, or by proxy executed in writing by such shareholder. A telegram, telex, cablegram, or similar transmission by a shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by a shareholder, shall be treated as an execution in writing. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise stated therein. A proxy shall be revocable unless expressly designated therein as irrevocable and coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (i) pledges; (ii) a person who purchased or agreed to purchase or owns or holds an option to purchase the shares voted; (iii) a creditor of the Corporation who extended its credit under terms requiring the appointment; (iv) an employee of the Corporation whose employment contract requires the appointment; or (v) a party to a voting agreement created under the Georgia Business Corporation Code, as amended. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with the provisions of paragraph (c) below of this Section 2.07. Any vote may be taken by voice vote or by show of hands unless someone entitled to vote at the meeting objects, in which case written ballots shall be used.

                  (c) ELECTION OF DIRECTORS. In all elections of Directors cumulative voting shall be prohibited.

         SECTION 2.08. RECORD DATE FOR MEETINGS; CLOSING TRANSFER RECORDS. As more specifically provided in Section 8.04 hereof, the Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such record date to be not less than ten (10) nor more than sixty (60) days prior to such meeting, or the Board of Directors may close the share transfer records for such purpose for a period of not less than ten (10) nor more than sixty (60) days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be deemed the record date.

         SECTION 2.09. ACTION WITHOUT MEETINGS. Any action permitted or required to be taken at a meeting of the shareholders of the Corporation may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the shareholders of the capital stock of the Corporation entitled to vote with respect to the subject matter thereof, and such written consent shall have the same force and effect as the requisite vote of the shareholders thereon. Any such executed written consent, or an executed counterpart thereof, shall be placed in the minute book of the Corporation. Every written consent shall bear the date of signature of each shareholder who signs the consent.

         SECTION 2.10. RECORD DATE FOR ACTION WITHOUT MEETINGS. Unless a record date shall have previously been fixed or determined by the Board of Directors as provided in Section 8.04


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hereof, whenever action by shareholders is proposed to be taken by consent in writing without a meeting of shareholders, the Board of Directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten
(10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by statute or the Articles of Incorporation, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the President or principal executive officer of the Corporation. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by statute, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date in which the Board of Directors adopts a resolution taking such prior action.

         SECTION 2.11. PREEMPTIVE RIGHTS. Unless otherwise determined by the Board of Directors in the manner provided under the Georgia Business Corporation Code, as amended, no holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any capital stock of any class which the Corporation may issue or sell, whether or not exchangeable for any capital stock of the Corporation of any class or classes, whether issued out of unissued shares authorized by the Articles of Incorporation, as amended, or out of shares of capital stock of the Corporation acquired by it after the issue thereof; nor, unless otherwise determined by the Board of Directors in the manner provided under the Georgia Business Corporation Code, as amended, shall nay holder of shares of capital stock of the Corporation, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes.

         SECTION 2.12. LIST OF STOCKHOLDERS. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through a transfer agent or transfer clerk appointed by the Board of Directors, to prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder which list shall be kept on file at the registered office or principal place of business of the Corporation for a period of not less than ten
(10) days prior to such meeting and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting during the whole time thereof and subject to the inspection of any stockholder present at the meeting. Upon the willful neglect or refusal of the directors to produce such list at any election, they shall be ineligible for any office at such election. The


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original or duplicate stock ledger shall be the only evidence as to the identity of the stockholders entitled to examine such list or transfer ledger or the books of the Corporation or to vote in person or by proxy at such election.

         SECTION 2.13. JUDGES OF ELECTION. The Board of Directors may appoint judges of election to serve at any election of directors and at balloting on any other matter that may properly come before a meeting of stockholders. If no such appointment shall be made, or if any of the judges so appointed shall fail to attend, or refuse or be unable to serve, then such appointment may be made by the presiding officer at the meeting.

                                  ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 3.01. GENERAL POWERS. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors.

         SECTION 3.02. NUMBER, ELECTION, QUALIFICATIONS AND TERM OF OFFICE. The number of directors shall be as fixed from time to time by resolution of the Board of Directors or stockholders (any such resolution of either the Board of Directors or stockholders being subject to the later resolution of either of them) provided, however, no decrease shall have the effect of shortening the term of any incumbent Director. Directors need not be residents of the State of Georgia nor shareholders of the Corporation. Until changed as provided herein, the initial Board of Directors and all subsequent boards of directors shall consist of that number of directors set forth in the Articles of Incorporation. Except as otherwise provided in the Articles of Incorporation or in these Bylaws, directors shall be elected by a plurality of the votes of the stockholders entitled to vote at each meeting of stockholders for the election of a director or directors. Cumulative voting in the election of Directors is expressly prohibited. Directors need not be stockholders. Each director shall hold office until his or her successor shall have been duly elected and qualified, or until his or her death, or until he or she shall resign, or until he or she shall have been removed in the manner hereinafter provided.

         SECTION 3.03. RESIGNATION. Any director of the Corporation may resign at any time by giving written notice to the President or to the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 3.04. REMOVAL OF DIRECTORS. Any director or the entire Board of Directors may be removed, either with or without cause, at any time by the holders of a majority of the shares then entitled to vote at an election of directors provided notice of intention to act upon such matter shall have been given in the notice calling such meeting. Any vacancy in the Board of Directors caused by any such removal may be filled by a plurality of the votes of the stockholders at such meeting, or, if the stockholders shall fail to fill such vacancy, by the Board of Directors.

         SECTION 3.05. VACANCIES. Any vacancy in the Board of Directors caused by death, resignation, disqualification, removal, an increase in the number of directors, or any other cause,


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may be filled by the affirmative vote of a majority of the remaining directors
(though less than a quorum), unless filled by the stockholders pursuant to
Section 3.02 hereof; and each director so chosen shall hold office until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal.

         SECTION 3.06. NEW DIRECTORSHIPS. Any directorship to be filled by reason of an increase in the number of Directors actually serving as such shall be filled by election at an annual meeting of the shareholders or at a special meeting of shareholders called for that purpose, or by the Board of Directors for a term of office continuing only until the next election of one or more Directors by the shareholders, provided that the Board of Directors may not fill more than two (2) such directorships during the period between any two (2) successive annual meetings of shareholders.

         SECTION 3.07. PLACE OF MEETINGS, ETC. Except as otherwise specifically provided by law, the Board of Directors may hold its meetings at the principal office or place of business of the corporation or such place within or without the State of Georgia as may be specified in the respective notices, or waivers of notice, thereof.

         SECTION 3.08. ANNUAL MEETING. The Board of Directors shall meet each year immediately after the annual meeting of the shareholders, at the place where such meeting of the shareholders has been held (either within or without the State of Georgia), for the purpose of organization, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be required.

         SECTION 3.09. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and such place or places as shall from time to time be determined.

         SECTION 3.10. SPECIAL MEETINGS; NOTICE. Special meetings of the Board of Directors shall be held whenever called by the President or by the Chairman of the Board. At least three (3) calendar days before the day on which any special meeting is to be held, notice of such meeting shall be sent to each director by first class mail, addressed to him or her at his or her residence or usual place of business, or shall be sent to him or her at such place via facsimile or shall be delivered personally or by telephone at least one day before the day on which the meeting is to be held. Each such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise herein expressly provided. Notice of any meeting of the Board of Directors need not be given to any director who shall be present at such meeting or who shall, either before or after such meeting, waive notice of such meeting in writing; and any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given if all of the directors of the Corporation then in office shall be present thereat.

         SECTION 3.11. NOTICE AND WAIVER OF NOTICE. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any


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regular meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         SECTION 3.12. QUORUM AND MANNER OF ACTING. Except as otherwise provided by statute or by these Bylaws, a majority of the total number of directors shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present at any meeting at which a quorum shall be present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum be had. Notice of any adjourned meeting need not be given, except as required by law.

         SECTION 3.13. REMUNERATION. By appropriate resolution of the Board of Directors, the Directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum (as determined from time to time by the vote of a majority of the Directors then in office) for attendance at each meeting of the Board of Directors or a stated salary as Director. Nothing herein contained shall be construed so as to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

         SECTION 3.14. ACTION WITHOUT MEETING. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing and such writing or writings are filed with the minutes of proceedings of the Board or committee.

         SECTION 3.15. MAINTENANCE OF RECORDS. The Directors may keep the books and records of the Corporation, except such as are required by law to be kept within the State, outside the State of Georgia or at such place or places as they may, from time to time, determine.

         SECTION 3.16. INTERESTED DIRECTORS AND OFFICERS. No contract or other transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any firm of which one or more of its Directors or officers are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its Directors or officers are shareholders, members, directors, officers, or employees, or in which they are interested, shall be void or voidable solely for this reason, solely because of the presence of such Director or Directors or officer or officers at the meeting of the Board of Directors of the Corporation, which acts upon, or in reference to, such contract, or transaction, or solely because his, her or their votes are counted for such purpose, if (a) the material facts of such relationship or interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless in good faith, authorize, approve and ratify such contract or transaction by a vote of a majority of the Directors present, such interested Director or Directors to be counted in determining whether a quorum is present, but not to be counted in determining calculating the majority of such quorum necessary to carry such vote; (b) the material facts of such relationship or interest as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the shareholders; or (c) the contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the shareholders. The provisions of this Section shall


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not be construed to invalidate any contract or other transaction which would otherwise be valid under the common and statutory law applicable thereto.

         SECTION 3.17. TELEPHONIC MEETINGS. Unless otherwise restricted by the Articles of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

                                   ARTICLE IV

                                   COMMITTEES

         SECTION 4.01. DESIGNATION OF COMMITTEES, ALTERNATE MEMBERS AND TERM OF OFFICE. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, including an executive committee, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who, in the order specified by the Board, may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member or members of a committee, and in the event there are not sufficient alternate members present at such meeting, the member or members thereof, including alternates, present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The term of office of the members of each committee shall be as fixed from time to time by the Board, subject to these Bylaws; provided, however, that any committee member who ceases to be a member of the Board shall ipso facto cease to be a committee member. Each committee shall appoint a secretary, who may be the Secretary of the Corporation or any Assistant Secretary thereof.

         SECTION 4.02. POWERS OF COMMITTEES. Any committee designated by the Board of Directors pursuant to Section 4.01 hereof, to the extent provided in the resolution of the Board of Directors, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, those matters which are required by statute to be reserved unto or acted upon by the entire Board of Directors.

         SECTION 4.03. MEETINGS, NOTICES AND RECORDS. Each committee may provide for the holding of regular meetings, with or without notice, and may fix the time and place at which such meetings shall be held. Special meetings of each committee shall be held upon call by or at the direction of its chairman or, if there be no chairman, by or at the direction of any two of its members, at the time and place specified in the respective notices or waivers of notice thereof. Notice of each special meeting of a committee shall be mailed to each member of such committee, addressed to him or her at his or her residence or usual place of business, at least one day before the day on which the meeting is to be held, or shall be sent by facsimile addressed to him or her at such place, or telephoned or delivered to him or her personally, not later than the day before the day on which the meeting is to be held. Notice of any meeting of a committee


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need not be given to any member thereof who shall attend the meeting in person or who shall waive notice thereof in writing. Notice of any adjourned meeting need not be given. Each committee shall keep a record of its proceedings and report the same to the Board of Directors when required.

         SECTION 4.04. ACTION WITHOUT MEETINGS. Any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.

         SECTION 4.05. QUORUM AND MANNER OF ACTING. At each meeting of any committee the presence of one-third of its members then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee; in the absence of a quorum, a majority of the members present at the time and place of any meeting may adjourn the meeting from time to time until a quorum shall be present. Subject to the foregoing and other provisions of these Bylaws and except as otherwise determined by the Board of Directors, each committee may make rules for the conduct of its business. Any determination made in writing and signed by all the members of such committee shall be as effective as if made by such committee at a meeting.

         SECTION 4.06. RESIGNATIONS. Any member of a committee may resign at any time by giving written notice of such resignation to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such notice, such resignation shall take effect upon receipt thereof by the Board or any such officer.

         SECTION 4.07. REMOVAL. Any member of any committee may be removed at any time by the Board of Directors with or without cause.

         SECTION 4.08. VACANCIES. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, though less than a quorum, shall continue to act until such vacancy is filled by the Board of Directors.

         SECTION 4.09. COMPENSATION. Appropriate compensation for members and alternate members of any committee appointed pursuant to the authority hereof may be authorized by the action of a majority of the entire Board of Directors pursuant to the provisions of Section 3.13 hereof.

         SECTION 4.10. RESPONSIBILITY. Notwithstanding any provision to the contrary herein, the designation and appointment of a committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member or alternate member thereof, of any responsibility imposed upon it or him by law.


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                                   ARTICLE V

                                     NOTICES

         SECTION 5.01. METHOD OF NOTICE. Whenever under the provisions of the Georgia Business Corporation Code or of the Articles of Incorporation or of these Bylaws, notice is required to be given to any Director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Director or shareholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States Mail. Notice to Directors or shareholders may also be given by telegram.

         SECTION 5.02. WAIVER. Whenever any notice is required to be given under the provisions of the Georgia Business Corporation Code or under the provisions of the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance by such person or persons, whether in person or by proxy, at any meeting requiring notice shall constitute a waiver of notice of such meeting, except as provided in Section 3.11 hereof.

                                   ARTICLE VI

                                    OFFICERS

         SECTION 6.01. NUMBER. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary, a Treasurer and, if the Board shall so elect, such other officers and agents as may be appointed by the Board of Directors pursuant to Section 6.04 hereof. No officer or agent need to be a shareholder of the Corporation or a resident of Georgia. No officer or agent is required to be a Director, except the Chairman of the Board. Any two or more offices may be held by the same person. No officer or agent need to be a shareholder of the Corporation or a resident of Georgia. No officer or agent is required to be a Director, except the Chairman of the Board.

         SECTION 6.02. ELECTION, TERM OF OFFICE. The officers shall be elected annually by the Board of Directors and, except in the case of officers appointed in accordance with the provisions of Section 6.04 hereof, each shall hold office until the next annual election of officers or until his or her successor shall have been duly elected and qualified, or until his or her death, or until he or she shall resign, or until he or she shall have been removed in the manner hereinafter provided.

         SECTION 6.03. AUTHORITY. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

         SECTION 6.04. OTHER OFFICERS. The Corporation may have such other officers and agents as may be deemed necessary by the Board of Directors, including without limitation one or more

Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. Such other officers and agents shall be appointed in such manner, have such duties and hold their offices for such terms as may be determined by the Board of Directors. The Board of Directors may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authorities and duties.

         SECTION 6.05. RESIGNATIONS. Any officer may resign at any time by giving written notice of his or her resignation to the Board of Directors, to the President or to the Secretary of the Corporation. Unless otherwise specified in such written notice, any such resignation shall take effect at the time of receipt thereof by the Board of Directors or any such officer.

         SECTION 6.06. REMOVAL. Any officer specifically designated in Section 6.0l hereof may be removed, either with or without cause, by a vote of a majority of the whole Board of Directors. Any officer or agent appointed in accordance with the provisions of Section 6.03 hereof may be removed, either with or without cause, by the Board of Directors at any meeting, by the vote of a majority of the directors present at such meeting, or by any superior officer or agent upon whom such power of removal shall have been conferred by the Board of Directors. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not itself create contract rights.

         SECTION 6.07. VACANCIES. A vacancy in any office by reason of death, resignation, removal or any other cause shall be filled for the unexpired portion of the term by the Board of Directors.

         SECTION 6.08. COMPENSATION. The compensation of all officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.

         SECTION 6.09. CHAIRMAN OF THE BOARD. If a Chairman of the Board is elected, he or she shall be chosen from among the Directors and shall be the chief executive and principal officer of the Corporation. He or she shall have the power to call special meetings of the shareholders and of the Directors for any purpose or purposes, and he or she shall preside at all meetings of the shareholders and of the Board of Directors, unless he or she shall be absent or unless he or she shall, at his or her election, designate the President to preside in his or her stead. The Chairman of the Board shall be responsible for the operations and business affairs of the Corporation and shall possess all of the powers granted by the Bylaws to the President, including the power to make and sign contracts and agreements in the name and on behalf of the Corporation. He or she shall, in general, have supervisory power over the President and all other officers and the business activities of the Corporation, subject to the discretion of the Board of Directors.

         SECTION 6.10. THE PRESIDENT. Subject to the supervision of the Chairman of the Board, or in the absence of the election of a Chairman of the Board, the President shall be the chief executive officer of the Corporation and shall preside at all meetings of the stockholders and of the Board of Directors and of the Executive Committee at which he or she shall be present. He or she shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she may sign, with the Secretary or any other officer thereunto duly authorized by the Board of Directors, certificates for shares of stock of the Corporation, deeds, mortgages, bonds, contracts, agreements or other instruments duly authorized by the Board of Directors except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent. From time to time he or she shall report to the Board of Directors all matters within his or her knowledge which the interests of the Corporation may require to be brought to their attention. The President shall do and perform all such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors or by the Executive Committee. The officers of the Corporation shall be responsible to the President for the proper and faithful discharge of their several duties and shall make such reports to him or her as he or she may from time to time require.

         SECTION 6.11. THE VICE PRESIDENTS. In the event of the death, absence, unavailability or disability of the President or at the request of the President, the Vice President or, in case there shall be more than one Vice President, the Vice President designated by the President (or in the absence of such designation, the Vice President designated by the Board of Directors) shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. Except where by law the signature of the President is required, each of the Vice Presidents shall possess the same power as the President to sign all certificates, contracts, obligations and other instruments of the Corporation. Any Vice President shall perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors or by the Executive Committee or by the President.

         SECTION 6.12. THE ASSISTANT VICE PRESIDENTS. The Assistant Vice Presidents shall exercise such powers as may be assigned to them from time to time by the Board of Directors or by the Executive Committee or by the President.

         SECTION 6.13. THE SECRETARY AND THE ASSISTANT SECRETARIES. The Secretary shall:

                  (a) Keep the minutes of the meetings of the stockholders, the Board of Directors and the Executive Committee, and cause the same to be recorded in books provided for that purpose;

                  (b) Prepare, or cause to be prepared, and submit to the Chairman of each meeting of the stockholders a certified list, in alphabetical order, of the names of the stockholders entitled to vote at such meeting, together with the number of shares of stock held by each;

                  (c) See that all notices are duly given in accordance with the provisions of these Bylaws or as required by statute;

                  (d) Be custodian of the records of the Corporation, the Board of Directors and the Executive Committee, and of the seal of the Corporation; see that the seal is affixed to all stock certificates prior to their issuance and to all documents the execution of which on behalf of the Corporation under its seal shall have been duly authorized, and attest the seal when so affixed;

                  (e) See that all books, reports, statements, certificates and the other documents and records required by law to be kept or filed are properly kept or filed;

                  (f) In general, perform all duties and have all powers incident to the office of the Secretary and perform such other duties and have such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors or by the President;

                  (g) Whenever any committee shall be appointed in pursuance of a resolution of the Board of Directors, furnish the chairman of such committee with a copy of such resolution;

                  (h) Have charge of the stock and transfer books of the Corporation, and exhibit such stock book at all reasonable times to such persons as are entitled by statute to have access thereto; and

                  (i) Sign (unless the Treasurer or any Assistant Secretary or an Assistant Treasurer shall sign) certificates representing stock of the Corporation the issuance of which shall have been duly authorized (the signature to which may be a facsimile signature).

         At the request of the Secretary, or in his or her absence or disability, any Assistant Secretary shall perform any of the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. Except where by law the signature of the Secretary is required, each of the Assistant Secretaries shall possess the same power as the Secretary to sign certificates, contracts, obligations and other instruments of the Corporation, and to affix the seal of the Corporation to such instruments, and attest the same. In addition, the Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them respectively by the Board of Directors, the President or the Secretary.

         SECTION 6.14. THE TREASURER AND THE ASSISTANT TREASURERS. The Treasurer shall:

                  (a) Have charge of and supervision over and be responsible for the funds, including the borrowing thereof, the securities, receipts and disbursements of the Corporation;

                  (b) Cause all moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected by the Board of Directors or Executive Committee, or pursuant to authority conferred by the Board of Directors or Executive Committee;

                  (c) Cause the funds of the Corporation to be disbursed by checks or drafts upon the authorized depositaries of the Corporation;

                  (d) Cause to be taken and preserved proper vouchers for all moneys disbursed;

                  (e) Cause to be kept correct books of account of all the business and transactions of the Corporation and upon application cause such books of account to be exhibited to any director;

                  (f) Render to the President, the Board of Directors or the Executive Committee, whenever requested, an account of the financial conditions of the Corporation and of his or her transactions as Treasurer;

                  (g) Be empowered, from time to time, to require from the officers or agents of the Corporation reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation;

                  (h) Sign (unless the Secretary or an Assistant Secretary or an Assistant Treasurer shall sign) certificates representing stock of the Corporation the issuance of which shall have been duly authorized (the signature to which may be a facsimile signature); and

                  (i) In general, perform all duties and have all powers incident to the office of Treasurer and perform such other duties and have such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors or by the President.

         At the request of the Treasurer or, in his or her absence or disability, the Assistant Treasurer or, in case there shall be more than one Assistant Treasurer, the Assistant Treasurer designated by the Board of Directors or by the Executive Committee or by the President shall perform any of the duties of the Treasurer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. Except where by law the signature of the Treasurer is required, each of the Assistant Treasurers shall possess the same power as the Treasurer to sign all certificates, contracts, obligations and other instruments of the Corporation. The Assistant Treasurers shall perform such other duties as from time to time may be assigned to them respectively by the Board of Directors, the President or the Treasurer.

         SECTION 6.15. SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person the power to fix the salaries or other compensation of any officers or agents appointed in accordance with the provisions of Section
6.04 hereof. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

         SECTION 6.16. SURETY BONDS. If the Board of Directors shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful discharge of his or her duties, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his or her hands.

                                  ARTICLE VII

                 CONTRACTS, CHECKS, LOANS, DEPOSITS AND PROXIES

         SECTION 7.01. CONTRACTS, CHECKS, ETC. All contracts and agreements authorized by the Board of Directors, and all checks, drafts, bills of exchange or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, as may from time to time be designated by the Board of Directors, which designation may be general or confined to specific instances. The President or a Vice President and the Treasurer shall have the power and authority to bind the Corporation by contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount; and no other officer, agent or employee of the Corporation shall have any such power and authority unless so designated by the Board of Directors or in or pursuant to the provisions of these Bylaws.

         SECTION 7.02. PROXIES IN RESPECT OF SECURITIES OF OTHER CORPORATIONS. Unless otherwise provided by resolution adopted by the Board of Directors, the President or a Vice President may from time to time appoint an attorney or attorneys, or an agent or agents, to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation to vote or to consent in respect of such stock or other securities; and the President or any Vice President may instruct the person or persons so appointed as to the manner of exercising such powers and rights and the President or any Vice President may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies, powers of attorney or other written instruments as he or she may deem necessary in order that the Corporation may exercise such powers and rights.

         SECTION 7.03. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositaries as the Board of Directors may select, or as may be selected by any officer or officers or agent or agents authorized so to do by the Board of Directors. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositaries shall be made in such manner as the Board of Directors from time to time may determine.

                                  ARTICLE VIII

                              CERTIFICATES OF STOCK

         SECTION 8.01. FORM; SIGNATURE. The shares of the capital stock of the Corporation shall be represented by certificates in the form approved by the Board of Directors and signed in the name of the Corporation by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation and sealed with the seal of the Corporation or a facsimile thereof. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and class of shares and the designation of the series, if any, which such certificate represents and such other matters as required by law. At such time as the Corporation may be authorized to issue shares of more than one class or any class in series, every certificate shall set forth upon the face or back of such certificate a statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, as required by the laws of the State of Georgia.

         SECTION 8.02. DELIVERY. Every holder of the capital stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, certifying the class of capital stock and the number of shares represented thereby as owned or held by such shareholder in the Corporation.

         SECTION 8.03. TRANSFER. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney, lawfully constituted in writing, and upon surrender of the certificate therefor.

         SECTION 8.04. RECORD DATES. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, in its discretion, fix, in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 8.05. CLOSING OF TRANSFER BOOKS. The Board of Directors may close the transfer books in its discretion for a period not exceeding sixty (60) days preceding any meeting, annual or special, of the stockholders or the day appointed for the payment of a dividend.

         SECTION 8.06. RECORD OWNER. Prior to due presentment for registration of transfer of a certificate evidencing shares of the capital stock of the Corporation in the manner set forth in Section 8.08 hereof, the Corporation shall be entitled to recognize the person registered as the owner of such shares on its records (or the records of its duly appointed transfer agent, as the case may be) as the person exclusively entitled to vote, to receive notices and dividends with respect to, and otherwise exercise all rights and powers relative to such shares; and the Corporation shall not be bound or otherwise obligated to recognize any claim, direct or indirect, legal or equitable, to such shares by any other person, whether or not it shall have actual, express or other notice thereof, except as otherwise provided by the laws of Georgia.

         SECTION 8.07. LOST CERTIFICATES. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and shall if the directors so require give the Corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board of Directors, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed. In addition, all requests for replacement certificates must be given before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim and any such requests must satisfy any other reasonable requirements imposed by the Corporation. In the event a certificate has been lost, apparently destroyed or wrongfully taken, and the registered owner of record fails to notify the Corporation within a reasonable time after he or she has notice of such loss, destruction, or wrongful taking, and the Corporation registers a transfer (in a manner hereinbelow set forth) of the shares represented by the certificate before receiving such notification, such prior registered owner of record shall be precluded from making any claim against the Corporation for the transfer required hereunder or for a new certificate.

         SECTION 8.08. REGISTRATION OF TRANSFERS. Subject to the provisions hereof, the Corporation shall register the transfer of a certificate evidencing shares of its capital stock presented to it for transfer if:

                  (a) ENDORSEMENT. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his or her duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate; and

                  (b) GUARANTY AND EFFECTIVENESS OF SIGNATURE. The signature of such registered owner or his or her legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective; and

                  (c) ADVERSE CLAIMS. The Corporation has no notice of an adverse claim or has otherwise discharged any duty to inquire into such a claim; and

                  (d) COLLECTION OF TAXES. Any applicable law (local, state or federal) relating to the collection of taxes relative to the transaction has been complied with; and

                  (e) ADDITIONAL REQUIREMENTS SATISFIED. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

         SECTION 8.09. RESTRICTIONS ON TRANSFER AND LEGENDS ON CERTIFICATES.

                  (a) SHARES IN CLASSES OR SERIES. If the Corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each such class and, if the Corporation is authorized to issue any preferred to special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any shareholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

                  (b) RESTRICTION ON TRANSFER. Any restrictions imposed or agreed to by the Corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may, however, state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business.

                  (c) PREEMPTIVE RIGHTS. Any preemptive rights of a shareholder to acquire unissued or treasury shares of the Corporation which are limited or denied by the Articles of Incorporation must be set forth at length on the face or back of the certificate representing shares subject thereto. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any shareholder without charge upon written request to the Corporation at its principal place of business and that a copy of such information is on file in the office of the Secretary of State.

                  (d) UNREGISTERED SECURITIES. Any security of the Corporation, including, among others, any certificate evidencing shares of the Common Stock or warrants to purchase Common Stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the Blue Sky laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the Blue Sky laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

                                   ARTICLE IX

                                    DIVIDENDS

         SECTION 9.01. DISTRIBUTIONS. Subject to the provisions of the Georgia Business Corporation Code, as amended, and the Articles of Incorporation, distributions of the Corporation shall be declared and paid pursuant to the following regulations:

                  (a) DECLARATION OF PAYMENT. Distributions on the issued and outstanding shares of capital stock of the Corporation may be declared by the Board of Directors at any regular special meeting and may be paid in cash, in property, or in shares of capital stock. Such declaration and payment shall be at the discretion of the Board of Directors.

                  (b) RECORD DATE. The Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any distribution, such record date to be not more than sixty (60) days prior to the payment date of such distribution, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such distribution. In the absence of action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such distribution shall be the record date.

         SECTION 9.02. RESERVES. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize distributions, or to repair or maintain any property of the Corporation, or for such other purposes as the Directors shall think beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

         SECTION 9.03. BOOKS AND RECORDS. The Corporation shall maintain books and records of account and shall prepare and maintain minutes of the proceedings of its shareholders, its Board of Directors and each committee of its Board of Directors. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the original issuance of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration of transfer. Such records shall contain the names and addresses of all past and present shareholders of the Corporation and the number and class of shares issued by the Corporation held by each of them.

         SECTION 9.04. ANNUAL STATEMENT. The Board of Directors shall present at or before each annual meeting of shareholders a full and clear statement of the business and financial condition of the Corporation, including a reasonably detailed balance sheet and income statement under current date.

         SECTION 9.05. CONTRACTS AND NEGOTIABLE INSTRUMENTS. Except as otherwise provided by law or these Bylaws, any contract or other instrument relative to the business of the Corporation may be executed and delivered in the name of the Corporation and on its behalf by the Chairman of the Board, the Chief Executive Officer, or the Chief Operating Officer, if any, or the President of the Corporation. The Board of Directors may authorize any other officer or agent of the Corporation to enter into any contract or execute and deliver any contract in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances as the Board of Directors may determine by resolution. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution of the Board of Directors. Unless authorized to do so by these Bylaws or by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

                                    ARTICLE X

                         RELIANCE ON RECORDS AND REPORTS

         Each director, officer or member of any committee designated by, or by authority of, the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation or of any of its subsidiaries or upon reports made to the Corporation or any of its subsidiaries by any official of the Corporation or of a subsidiary or by an independent certified public accountant or by an appraiser selected with reasonable care by the Board of Directors or by any such committee.

                                   ARTICLE XI

                                 CORPORATE SEAL

         The corporate seal shall be circular in form and shall bear the name of the Corporation and words and figures denoting its organization under the laws of the State of Georgia and otherwise shall be in such form as shall be approved from time to time by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in nay manner reproduced.

                                   ARTICLE XII

                                   FISCAL YEAR

         The fiscal year of the Corporation shall be such twelve (12) month period of each calendar year as may be fixed from time to time by resolution of the Board of Directors.

                                  ARTICLE XIII

                                WAIVER OF NOTICE

         Whenever any notice whatsoever is required to be given by these Bylaws or the Articles of Incorporation of the Corporation or any of the corporate laws of the State of Georgia, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE XIV

                                 INDEMNIFICATION

         SECTION 14.01. MANDATORY INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), by reason of the fact that such individual is or was a Director officer of the Corporation, or while a Director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Corporation from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding if it is determined that he or she acted in good faith and reasonably believed (a) in the case of conduct in his or her official capacity on behalf of the Corporation that his or her conduct was in the Corporation's best interests, (b) in all other cases, that his or her conduct was not opposed to the best interests of the Corporation, and (c) with respect to any Proceeding which is a criminal action, that he or she had no reasonable cause to believe his or her conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Corporation or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct and/or gross negligence in the performance of his or her duty to the Corporation. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any proceeding which is a criminal action, had no


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reasonable cause to believe that his or her conduct was unlawful. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

         SECTION 14.02. DETERMINATION OF INDEMNIFICATION. Any indemnification under the foregoing Section 14.01 (unless ordered by a court of competent jurisdiction) shall be made by the Corporation only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct. Such determination shall be made (a) by a majority vote of a quorum consisting of Directors who at the time of the vote are not named defendants or respondents in the Proceeding; (b) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all Directors, consisting solely of two (2) or more Directors who at the time of the vote are not named defendants or respondents in the Proceeding; (c) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board of Directors by a vote as set forth in subsection (a) or (b) of this Section, or, if such quorum cannot be obtained and such committee cannot be established, by a majority vote of all Directors (in which Directors who are named defendants or respondents in the Proceeding may participate, or (d) by the shareholders of the Corporation in a vote that excludes the shares held by Directors who are named defendants or respondents in the Proceeding.

         SECTION 14.03. ADVANCE OF EXPENSES. Reasonable expenses, including court costs and attorneys' fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such individual is or was a Director or officer of the Corporation, or while a Director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, trust employee benefit plan or other enterprise, shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such Proceeding, and without the determination specified in the foregoing Section 14.02, upon receipt by the Corporation of a written affirmation by such person of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under this Article 14, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Corporation if it is ultimately determined that he or she is not entitled to be indemnified by the Corporation as authorized in this
Article 14. Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

         SECTION 14.04. PERMISSIVE INDEMNIFICATION. The Board of Directors of the Corporation may authorize the Corporation to indemnify employees or agents of the Corporation, and to advance the reasonable expenses of such persons, to the same extent, following the same determinations and upon the same conditions as are required for the indemnification of and advancement of expenses to Directors and officers of the Corporation.

         SECTION 14.05. NATURE OF INDEMNIFICATION. The indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, these Bylaws, any agreement, vote of shareholders or disinterested Directors or otherwise, both as to actions taken


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in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a Director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

         SECTION 14.06. INSURANCE. The Corporation shall have the power and authority to purchase and maintain insurance or another arrangement on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Corporation would have the power to indemnify and hold such person harmless against such liability under the provisions hereof. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnity the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation, (a) create a trust fund; (b) establish any form of self-insurance;
(c) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation; or (d) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Corporation or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or in part by the Corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the Directors approving the insurance or arrangement to liability, on any ground, regardless of whether Directors participating in the approval are beneficiaries of the insurance or arrangement.

         SECTION 14.07. NOTICE. Any indemnification or advance of expenses to a present or former director of the Corporation in accordance with this Article 14 shall be reported in writing to the shareholders of the Corporation with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve (12) month period immediately following the indemnification or advance.

                                   ARTICLE XV

                                   AMENDMENTS

         The Bylaws of the Corporation, regardless of whether made by the stockholders or by the Board of Directors, may be amended, added to or repealed at any meeting of the Board of


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Directors or of the stockholders provided that notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting. No change of the time or place for the annual meeting of the stockholders for the election of directors shall be made except in accordance with the laws of the State of Georgia.

         ADOPTED as the Bylaws of the Corporation on this 2nd day of July, 2001.


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